SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 26, 2001
                                                  ----------------------


                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)


                   Connecticut                                   06-1514263
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(State or other jurisdiction of incorporation)              (IRS Employer
                                                             Identification No.)


 5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                          (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.     Other Matters.
            --------------

            The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $.21 per share quarterly cash dividend for the fourth quarter of 2001.

            The quarterly cash dividend will be paid on January 31, 2002 to shareholders of record as of December 31, 2001.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            c. Exhibits.

            99. Press release dated November 27, 2001

            Exhibit Index                                             Page
            -------------                                             ----

            99. Press release dated November 27, 2001                   3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   November 27, 2001                   SALISBURY BANCORP, INC.


                                             By:  /s/ John F. Perotti
                                                  ------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer


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